Exhibit 99.1 1 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE SESEN BIO, INC. DERIVATIVE LITIGATION Lead Case No.: 1:21-cv-11538-RGS NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF SESEN BIO, INC. (“SESEN BIO” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: SESN) AS OF August 22, 2022. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE ACTIONS, CURRENT SESEN BIO STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation of Settlement dated August 22, 2022 (the “Stipulation”). The purpose of this Notice is to inform you of: • the existence of the above-captioned consolidated derivative action In re Sesen Bio, Inc. Derivative Litigation, Lead Case No. 1:21-cv-11538-RGS, pending in this Court (the “Consolidated Action”), • the existence of a similar derivative action captioned Tang v. Cannell, et al., Case No. 2281-cv-00135, pending in the Superior Court of Massachusetts (Middlesex County); • the existence of an October 29, 2021 stockholder’s demand to produce books and records pursuant to Section 220 of the Delaware General Corporations Law; • the existence of a June 23, 2022 stockholder’s demand to produce books and records pursuant to Section 220 of the Delaware General Corporations Law (collectively, the “Actions”);

2 • the proposed settlement between Plaintiffs1 and Defendants reached in the Actions (the “Settlement”), • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Consolidated Action with prejudice, • Derivative Plaintiffs’ Counsel’s application to the Court for a Fee and Expense Award, and • Derivative Plaintiffs’ Counsel’s application to the Court for case Service Awards to the two Derivative Plaintiffs and the State Plaintiff. This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Actions and of your rights in connection with the proposed Settlement. Summary On August 22, 2022, Sesen Bio, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Actions, which Stipulation was filed in the United States District Court for the Massachusetts (the “Court”). The Actions were prosecuted derivatively on behalf of Sesen Bio against certain current and former directors and officers of the Company and against the Company as a nominal defendant. The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to maintain and/or adopt certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (“Reforms”). In recognition of the substantial benefits conferred upon Sesen Bio as a direct result of the Reforms achieved through the prosecution and Settlement of the Actions, and subject to Court approval, the Parties agreed that Defendants’ shall pay or cause to be paid to Plaintiffs’ Counsel their attorneys’ fees and expenses in the amount of Six Hundred and Thirty Thousand ($630,000) (the “Fee and Expense Award”), subject to Court approval. Plaintiffs’ Counsel shall also apply to the Court for service awards to be paid to the two Derivative Plaintiffs and to the State Plaintiff in an amount up to two thousand five hundred dollars ($2,500.00) each (the “Service Awards”), to be paid out of the Fee and Expense Award. This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation and its 1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

3 exhibits posted on the Company’s website, www.sesenbio.com, contact Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court. What are the Lawsuits About? The Actions are brought derivatively on behalf of nominal defendant Sesen Bio and allege that the Individual Defendants, among other things, breached their fiduciary duties to the Company by making a series of materially false and misleading statements and omissions regarding Sesen Bio’s business, operations, and prospects, mismanaging the Company, and failing to maintain an adequate system of oversight, disclosure, and internal controls. First, Plaintiffs allege that beginning on December 21, 2020, certain of the Individual Defendants caused the Company to issue false and misleading press releases and file documents with the SEC that touted, as to Vicineum, the Company’s most advanced product candidate, its safety profile, efficacy, and trial results and the ostensible progress it had made towards regulatory approval in the United States and Europe, including FDA approval of the Vicineum Biologics License Application (“BLA”), and in preparing to commercialize Vicineum. The Actions further allege that, in submitting the Vicineum BLA to the FDA, the Company included results from clinical sites where investigator misconduct had occurred (the “Submission Misconduct”) and that the Company failed to publicly disclose the Submission Misconduct. The Actions allege that, as a result of the foregoing, Vicineum was subject to material risks that threatened regulatory approval both in the United States and in Europe. Why is there a Settlement of the Actions? The Court has not decided in favor of Defendants or Plaintiffs. Instead, the Parties have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Company has determined that the Reforms that the Company has adopted and will adopt as part of the Settlement provide substantial benefits to Sesen Bio and its stockholders. Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions. The Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Actions. Nonetheless, the Defendants have concluded that it is desirable for the Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation. The Settlement Hearing, and Your Right to Object to the Settlement On September 2, 2022, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for notice of the Settlement to be made to Sesen Bio stockholders. The Preliminary Approval Order

4 further provides that the Court will hold a hearing (the “Settlement Hearing”), via Zoom,2 on November 8, 2022 at 2:00 p.m. before the Honorable Richard G. Stearns of the U.S. District Court for the District of Massachusetts, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Consolidated Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) whether the Court should approve the agreed-to Fee and Expense Award; (v) whether the Court should approve the Service Awards, which shall be funded from the Fee and Expense Award to the extent approved by the Court; and (vii) consider any other matters that may properly be brought before the Court in connection with the Settlement. Upon final approval of the Settlement, the State Plaintiff will voluntarily dismiss his complaint with prejudice, and the books and records demands will be withdrawn. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or in person without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of Sesen Bio, www.sesenbio.com, for any change in date, time, or format of the Settlement Hearing. Any Sesen Bio stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Award or Service Awards, may file with the Court a written objection. An objector must, at least twenty- one (21) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of Sesen Bio common stock as of August 22, 2022 and through the date of the filing of any such objection, including the number of shares of Sesen Bio common stock held and the date of purchase or acquisition, (c) any and all documentation or evidence in support of such objection; (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown. IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN SEPTEMBER 23, 2022. The Clerk’s address is: 2 To gain access to the hearing, you must sign up here: https://forms.mad.uscourts.gov/courtlist.html.

5 Clerk of the Court, U.S. District Court for the District of Massachusetts 1 Courthouse Way, Boston, Massachusetts 02210 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN SEPTEMBER 23, 2022. Counsel’s addresses are: Counsel for Plaintiffs: THE BROWN LAW FIRM, P.C. Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427 E-mail: tbrown@thebrownlawfirm.net GAINEY McKENNA & EGLESTON Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 Email: tjmckenna@gme-law.com Counsel for Defendants: HOGAN LOVELLS US LLP William M. Regan 390 Madison Avenue New York, NY 10017 Telephone: (212) 918-3000 Email: william.regan@hoganlovells.com An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any Sesen Bio stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. If you are a Sesen Bio stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be

6 barred from raising an objection to the settlement in this Consolidated Action, and from pursuing any of the Released Claims. SESEN BIO STOCKHOLDERS AS OF AUGUST 22, 2022 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. Interim Stay and Injunction Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Current Sesen Bio Stockholders, derivatively on behalf of Sesen Bio, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims derivatively against any of the Released Persons in any court or tribunal. Scope of the Notice This Notice is a summary description of the Actions, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Actions, reference is made to them in the Stipulation and its exhibits, copies of which may be reviewed and downloaded at (www.sesenbio.com). * * * You may obtain further information by contacting Plaintiffs’ Counsel at: Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net; or Thomas J. McKenna, Gainey McKenna & Egleston, 501 Fifth Avenue, 19th Floor, New York, NY 10017, Telephone: (212) 983-1300, E-mail: tjmckenna@gme-law.com Please Do Not Call the Court or Defendants with Questions About the Settlement.